UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – May 19, 2012

VUZIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

On May 19, 2012, Vuzix Corporation (“Vuzix”) entered into a Promissory Note and Security Agreement (the “Loan Agreement”) with LC Capital Master Fund Ltd. (the "Lender") pursuant to which the Lender extended a line of credit of up to $500,000 (the “Loan”). The Loan may be drawn in multiple advances of no less than $100,000 up until June 15, 2012. All loan advances are at the sole discretion of the Lender. The Loan bears interest at a rate of 10% per annum for the first three months and then rises to 15% per annum on and after the three month anniversary until November 15, 2012. The principal of the loan outstanding along with accrued interest is payable in full on November 15, 2012.

The Loan Agreement contains certain covenants, including but not limited to, payment defaults, defaults in the observance of covenants contained in the Loan Agreement or in other agreements between Vuzix and the Lender, insolvency and certain judgments being entered against Vuzix.

Vuzix has granted the Lender a security interest in substantially all the assets of Vuzix as security for the Loan. The Lender has agreed to subordinate its security interest in accounts receivable and inventory to a security interest granted by Vuzix to its provider of bank lines of credit, of not more than $2,000,000.

The Promissory Note and Security Agreement, is included as an exhibit 10.1 in this Current Report on Form 8-K. Please review these documents for additional information regarding the terms of these agreements.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)	(1) On May 19, 2012, the Registrant entered into a Promissory Note and Security Agreement with the Lender.

(2)           Pursuant to the Loan Agreement, the Lender has agreed to loan up to $500,000 to Vuzix (the “Loan”). The Loan is evidenced by a Promissory Note dated May 19, 2012. The Loan bears interest at an annual rate of 10% per annum for the first 3 months and then rises to 15% per annum on and after the three month anniversary until November 15, 2012. The principal of the loan outstanding along with accrued interest is payable in full on November 15, 2012. Events of Default include (but are not limited to) payment defaults, defaults in the observance of covenants contained in the Registrant’s other Loan Agreements with lenders or in other agreements between Vuzix and the Lender, insolvency and certain judgments being entered against Vuzix.

Reference is made to Item 1.01 of this report on Form 8-K and to the Loan Agreement for a complete statement of its terms.

Item 9.01	Financial Statements and Exhibits

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

10.1	Promissory Note and Security Agreement, dated as of May 19, 2012, by and between the Registrant and the Lender.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2012	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan and Security Agreement, dated as of May 19, 2012, by and between Vuzix and the Lender.

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